As filed,  via EDGAR,  with the  Securities  and Exchange  Commission on May 26,
1998.

                                                              File No.:333-07543
                                                              ICA No.: 811-07691

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
     [ |   Preliminary proxy statement          [ ]   Confidential, for Use
     [X]   Definitive proxy statement                 of the Commission Only
     [ ]   Definitive additional materials            (as permitted by Rule
                                                         14a-6(e)(2))
     [ ]   Soliciting material pursuant to Rule 14a-11(c)
            or Rule 14a-12

                         THE DESSAUER GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Laura E. Fahey
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  No fee  required.

     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                         THE DESSAUER GLOBAL EQUITY FUND
                                5 Bay State Court
                                  P.O. Box 1689
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1998

         An annual meeting of the shareholders (the "Meeting") of The Dessauer Global Equity Fund (the "Fund"), a Delaware business trust, will be held on June 27, 1998 at 10:00 Eastern time at the Marriott Copley Place, 110 Huntington Avenue, Boston, Massachusetts 02116, for the purposes indicated below:

          1.   To approve or disapprove  amendments to the  investment  advisory
               agreement   between  the  Fund  and  Dessauer  &  McIntyre  Asset
               Management, Inc.;

          2. To elect six (6) Trustees to hold office until the election and qualification of their successors;

          3. To ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund; and

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Shareholders of record as of the close of business on April 30, 1998 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournment(s) thereof. Your attention is called to the accompanying proxy statement.

                                       By Order of the Board of Trustees,
                                       /s/ Linda R. Reed
                                       ------------------------
                                       Linda R. Reed, Secretary


Dated:  May 26, 1998


         YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         THE DESSAUER GLOBAL EQUITY FUND
                                5 Bay State Court
                                  P.O. Box 1689
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


                                 PROXY STATEMENT
                               DATED MAY 26, 1998

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 27, 1998

GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Dessauer Global Equity Fund, a Delaware business trust (the "Fund"), in connection with an annual meeting of shareholders (the "Meeting") to be held on June 27, 1998 at 10:00 a.m. Eastern time at the Marriott Copley Place, 110 Huntington Avenue, Boston, Massachusetts 02116, and at any adjournment(s) thereof.

         The Meeting has been called for the following purposes:

         1. To approve or disapprove amendments to the investment advisory agreement (the "Investment Advisory Agreement") between the Fund and Dessauer & McIntyre Asset Management, Inc. ("Dessauer & McIntyre");

         2. To elect six (6) Trustees to hold office until the election and qualification of their successors;

         3. To ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund; and

         4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares of beneficial interest ("shares") in favor of such proposal(s).

         The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement, and any additional proxy solicitation material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Fund, Dessauer & McIntyre, the Fund's administrator and their affiliates, none of whom will receive compensation therefor. The Fund has retained ADP, a professional proxy solicitation firm, to assist in the solicitation of proxies. The cost of the proxy solicitation services is expected to be approximately
$5,000. In return for compensation from the Fund, ADP will request that shareholders of the Fund submit their proxies, and may do so by mail, telephone, telegraph, facsimile, or personal interview.

         The Board of Trustees has fixed the close of business on April 30, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were approximately 6,050,203.508 outstanding shares of the Fund. The holders of each share of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share. As of April 30, 1998, the following shareholders owned, directly or indirectly, 5% or more of the Fund's outstanding shares:

         Name and Address               Number of Shares          Percent
       of Beneficial Owner              Beneficially Owned        of Fund
       -------------------              ------------------        -------

         CEDE & Co./1/                       5,820,494               96.2%
         c/o The Depository Trust
         Company
         P.O. Box 20
         Bowling Green Station
         New York, NY  10004


         A copy of the Fund's annual report for the fiscal year ended March 31, 1998 may be received, free of charge, by calling the Fund, toll free, at 800-426-5523.

         Approval of the amended Investment Advisory Agreement (Proposal 1) for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting. The election of Trustees (Proposal 2) will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The ratification of the selection of Ernst & Young LLP as independent auditors (Proposal 3) will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting.

          One-third of the shares outstanding and entitled to vote, either in person or by proxy, shall constitute a quorum. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined

----------
/1/ Cede & Co. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any individual accounts.

with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         If the proposals are approved, it is anticipated that they will become effective as soon as practical after shareholder approval.

                                   PROPOSAL 1

                       APPROVAL OR DISAPPROVAL OF AMENDED
                          INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         Dessauer & McIntyre provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 23, 1997, with the Fund. Under the Investment Advisory Agreement, the Fund currently pays Dessauer & McIntyre an advisory fee at an annual rate equal to .60% of the Fund's average weekly net assets for the Fund's then current fiscal year.

         Prior to January 21, 1998, the Fund was co-managed by Guinness Flight Investment Management, Ltd. ("Guinness Flight") and Dessauer & McIntyre. On January 21, 1998, the Board of Trustees approved a change in management of the Fund and Guinness Flight resigned as co-manager of the Fund. As co-manager of the Fund, Guinness Flight had been responsible for managing the portion of the Fund's assets allocated to Asia and Japan, while Dessauer & McIntyre had been responsible for managing the portion of the Fund's assets allocated to North America and Western Europe. As of the date of Guinness Flight's resignation, management of the entire portfolio of the Fund became the sole responsibility of Dessauer & McIntyre. The Allocation Committee, which had consisted of representatives of Dessauer & McIntyre and Guinness Flight who were responsible for allocating the Fund's assets among the markets in which it could invest, has been disbanded as of the date of Guinness Flight's resignation.

AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT

         The following paragraphs summarize the material amendments to the Investment Advisory Agreement, which shareholders of the Fund are being asked to approve. A copy of the proposed Investment Advisory Agreement, as amended, is attached hereto as Exhibit A. This discussion is qualified by the provisions of the complete Investment Advisory Agreement which should be read in conjunction with the following.

         a.       CHANGE OF INVESTMENT ADVISORY FEE

         Under the terms of the current Investment Advisory Agreement between the Fund and Dessauer & McIntyre, the Fund pays Dessauer & McIntyre an advisory fee at an annual rate of .60% of the Fund's average weekly net assets for the Fund's then-current fiscal year. Prior to the resignation of Guinness Flight as co-manager of the Fund, the Fund paid Guinness Flight pursuant to a separate investment advisory agreement between the Fund and Guinness Flight an advisory fee at an annual rate of .40% of the Fund's average weekly net assets, for a total advisory fee of 1% paid by the Fund.

         If shareholders approve the amended Investment Advisory Agreement, the Fund will pay Dessauer & McIntyre a portion of the advisory fee previously paid to Guinness Flight, for a total advisory fee paid to Dessauer & McIntyre at an annual rate of 0.75% of the Fund's average weekly net assets. The Board of Trustees believes that an increase in the advisory fee paid to Dessauer &
McIntyre is appropriate in light of Dessauer & McIntyre's additional responsibilities with respect to the management of the Fund following the resignation of Guinness Flight. The total advisory fee of 0.75% paid by the Fund to Dessauer & McIntyre will be less than the total advisory fees of 1% paid by the Fund to Dessauer & McIntyre and Guinness Flight under the original Investment Advisory Agreement with Dessauer & McIntyre and the investment advisory agreement with Guinness Flight.


         The Investment Adviser. Dessauer & McIntyre is a registered investment adviser located at 5 Bay State Court, P.O. Box 1689, Orleans, Massachusetts 02653. As of March 31, 1998, Dessauer & McIntyre managed $411.8 million in both U.S. and international assets for its clients.

         Dessauer & McIntyre supervises and assists in the overall management of the Fund's affairs under the Investment Advisory Agreement subject to the overall authority of the Fund's Board of Trustees in accordance with Delaware law. John P. Dessauer and Thomas P. McIntyre, principals of Dessauer & McIntyre, manage the Fund's portfolio.

         Mr. Dessauer has more than 25 years experience as an investment professional. In the 1970s, Mr. Dessauer was a senior investment officer in Europe for Citibank and was responsible for managing all of Citibank's European money management services for four years. He later served as a member of the investment policy committee of a German private bank in Dusseldorf. Mr. Dessauer has experience in foreign currencies, international stocks, and international bonds. He founded John Dessauer's Investor's World, an investment newsletter with a circulation of approximately 90,000 as of March 31, 1998, in order to bring professional, international money management services within the reach of individual investors. Mr. Dessauer also is a regular panelist on "Wall Street
Week with Louis Rukeyser," and the author of two books on international investing, Passport to Profits and International Strategies for American Investors.

         Mr. McIntyre joined Dessauer & McIntyre in 1989 and became President in 1992. For two years prior to joining Dessauer, he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller for a $140 million closed-end equity fund. Mr. McIntyre graduated from Notre Dame University (with high honors) in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 15 years experience in financial analysis and portfolio management.

         The following persons are trustees and/or senior officers of Dessauer &
McIntyre: John P. Dessauer, Chairman; Thomas P. McIntyre, President. The business address of each of the trustees and officers is 5 Bay State Court, P.O. Box 1689, Orleans, Massachusetts 02653.

         The following are the trustees and/or senior officers of the Fund who are affiliated with Dessauer & McIntyre: John P. Dessauer, Chairman of the Board of Trustees; Thomas P. McIntyre, President and Trustee.

         The Advisory Fees. For the period from May 30, 1997 (commencement of investment operations) through March 31, 1998, the investment advisory fees paid to Dessauer & McIntyre amounted to $353,669 and the investment advisory fees paid to Guinness Flight amounted to $178,760.

         B. OTHER CHANGES TO THE INVESTMENT ADVISORY AGREEMENT

         The Board of Trustees approved several other changes to the Investment Advisory Agreement which reflect the resignation of Guinness Flight as co-manager of the Fund and the management of the entire portfolio of the Fund by Dessauer & McIntyre. The amendments delete all references to Guinness Flight and the disbanded Allocation Committee and clarify Dessauer & McIntyre's present activities and obligations as sole manager of the Fund's portfolio. The amendments will not materially affect the way in which Dessauer & McIntyre manages the Fund in the future or result in additional costs to shareholders. In addition, the amendments will not result in a significant benefit to Dessauer & McIntyre or its affiliates. In approving the amendments, the Board of Trustees considered that the amendments merely reflect the current operation of the Fund, and concluded that the amendments are in the best interests of the shareholders of the Fund.

               REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the amended Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the amended Investment Advisory Agreement, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                   PROPOSAL 2

                              ELECTION OF TRUSTEES

         It is proposed that shareholders elect as trustees the individuals (the "Nominees") listed below, each to serve until their successors have been elected and shall have qualified. The Board of Trustees will consist of six Trustees. If authority is granted on the accompanying proxy to vote in the election of Trustees, it is the intention of the persons named in the proxy to vote at the Meeting for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees or the Board may reduce the number of Trustees as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the Nominees listed below will be unable to serve if elected.

                 NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES

                                                                                       Shares Owned
Nominee's Name                Principal Occupation (s)         Year First Became     Beneficially April
Address*** and Age            During Past 5 Years                 A Trustee              30, 1998**
------------------            -------------------                 ---------              ----------

*John P. Dessauer, 62         Chairman, Dessauer &                   1997                  13,264
                              McIntyre Asset
                              Management, Inc.

*Thomas P. McIntyre, 42       President, Dessauer &                  1997                   7,147
                              McIntyre Asset
                              Management, Inc.

Max A. Fischer, 60            Independent Financial                  1997                     0
                              Consultant; General
                              Manager, Shearson
                              Lehman Brothers Bank
                              (Switzerland)

Ingrid R. Hendershot, 40      President, Hendershot                  1997                    700
                              Investments; Vice
                              President, Financial
                              Analyst, Growth Stock
                              Outlook, Inc.; Vice
                              President, The
                              Washington Society of
                              Investment Analysts, Inc.

Kevin A. Melich, 54           Partner, Chartwell                     1997                     0
                              Investment Partners;
                              Portfolio Manager,
                              Delaware Investment
                              Advisers; Trustee,
                              Chartwell Dividend &
                              Income Fund

J. Brooks Reece, 51           Vice President, Sales &                1997                     0
                              Marketing, Adcole
                              Corporation; Trustee,
                              Guinness Flight
                              Investment Funds

------------

* An "interested person" of the Trust, as defined by Section 2(a)(19) of the 1940 Act.

** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

*** The address of each Nominee is 5 Bay State Court, P.O. Box 1689, Orleans Massachusetts 02653.

         The six Nominees for election to the Board of Trustees also serve as the current Trustees and principal executive officers of the Fund. The Board of Trustees met three times during the period May 30, 1997 through March 31, 1998 and each of the Trustees attended at least 75% of those meetings. The

Board has an Audit Committee and a Valuation  Committee,  each consisting of Max
A. Fischer, Ingrid R. Hendershot, Kevin A. Melich and J. Brooks Reece, Jr. The Audit Committee is responsible for reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and for recommending the engagement of the independent accountants. The Valuation Committee is responsible for the valuation of the Fund's assets. The Audit and Valuation Committees did not meet during the period May 30, 1997 through March 31, 1998.

             REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

         Each Trustee except John P. Dessauer and Thomas P. McIntyre is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee except John P. Dessauer and Thomas P. McIntyre receives a fee for serving on the Board of Trustees of the Fund.

         Set forth below is information regarding compensation paid or accrued for the fiscal year ended March 31, 1998 for each Trustee:

=================================================================================================================================
                                                      Pension or                         Total Compensation
                                                 Retirement Benefits   Estimated Annual         From              Number of
                                Aggregate         Accrued as Part of    Benefits Upon      Fund and Fund        Directorships
     Name of Trustee     Compensation from Fund     Fund Expenses         Retirement          Complex          in Fund Complex
---------------------------------------------------------------------------------------------------------------------------------
John P. Dessauer                   $0                     $0                  $0                 $0                   1
---------------------------------------------------------------------------------------------------------------------------------
Thomas P. McIntyre                 $0                     $0                  $0                 $0                   1
---------------------------------------------------------------------------------------------------------------------------------
Max A. Fischer                   $3,750                   $0                  $0               $3,750                 1
---------------------------------------------------------------------------------------------------------------------------------
Ingrid K. Hendershot             $3,750                   $0                  $0               $3,750                 1
---------------------------------------------------------------------------------------------------------------------------------
Kevin A. Melich                  $3,750                   $0                  $0               $3,750                 1
---------------------------------------------------------------------------------------------------------------------------------
J. Brooks Reece                  $3,750                   $0                  $0               $3,750                 1
---------------------------------------------------------------------------------------------------------------------------------

*



               REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The election of the Nominees to the Board of Trustees will require the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                 VOTE FOR THE ELECTION OF NOMINEES TO THE BOARD
                                  OF TRUSTEES.

                                   PROPOSAL 3

                          RATIFICATION OR REJECTION OF
                              INDEPENDENT AUDITORS

         The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, unanimously appointed Ernst & Young LLP, as independent auditors to examine and to report on the financial statements of the Fund for the fiscal year ending March 31, 1999. Such appointment was expressly conditioned upon the right of the Fund by a vote of the majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment. The Board's selection of Ernst & Young LLP is hereby submitted to shareholders for ratification.

         Ernst & Young LLP has served as the independent auditors for the Fund during its most recent fiscal period ended March 31, 1998. Services performed by Ernst & Young LLP during such time have included the audit of the financial statements of the Fund and services related to filings of the Fund with the Securities and Exchange Commission. Ernst & Young LLP has informed the Fund that neither Ernst & Young LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available by telephone should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the selection of Ernst & Young LLP as independent auditors to examine and report on the financial statements of the Fund for the fiscal year ending March 31, 1999 will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


OTHER INFORMATION

         Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within a reasonable time after the date set for the original Meeting without the necessity of further notice.

         Submission of Proposals for the Next Annual Meeting of the Fund. Under the Fund's Trust Instrument and By-Laws, annual meetings of shareholders are required to be held annually so long as such annual meetings are required by the New York Stock Exchange or other exchanges or trading system upon which shares of the Fund are principally traded. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 5 Bay State Court, P.O. Box 1689, Orleans, Massachusetts 02653, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                                            By Order of the Board of Trustees,

                                                     /s/ Linda R. Reed
                                                     ------------------------
                                                     Linda R. Reed, Secretary

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                         THE DESSAUER GLOBAL EQUITY FUND

                                       AND

                   DESSAUER & MCINTYRE ASSET MANAGEMENT, INC.


         INVESTMENT ADVISORY AGREEMENT, dated as of ________, 1998, by and between THE DESSAUER GLOBAL EQUITY FUND, a Delaware business trust (the "Fund"), and DESSAUER & MCINTYRE ASSET MANAGEMENT, INC. ( "Dessauer & McIntyre").


                               W I T N E S S E T H

         WHEREAS, the Fund is engaged in business as a closed-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "Act"); and

         WHEREAS, Dessauer & McIntyre is an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Fund wishes to engage Dessauer & McIntyre to provide certain investment advisory services for the Fund, and Dessauer & McIntyre is willing to provide such services for the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

          I.   Appointment.

         Dessauer & McIntyre agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

          II. Duties and Obligations of Dessauer & McIntyre With Respect to the Investment of Assets of the Fund.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, Dessauer & McIntyre shall:

               (i) monitor continuously the investment program of the Fund and the composition of its portfolio;

               (ii) determine what securities shall be purchased or sold for the portfolio of the Fund;

               (iii)arrange for the purchase and the sale of securities  held in the portfolio of the Fund;

               (iv) provide  information to the Board of Trustees  regarding the portfolio of the Fund; and

               (v) supervise, together with the Administrator, the operations of the Fund.

         (b) Any services furnished by Dessauer & McIntyre under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

               (i)  the provisions of the Act;

               (ii) any other applicable provisions of state and Federal law;

              (iii) the  provisions  of the  Fund's  Declaration  of  Trust  and
                    By-Laws, as amended from time to time;

               (iv) any policies and  determinations of the Board of Trustees of the Fund; and

               (v) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, as amended from time to time.

         (c) Dessauer & McIntyre shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, and in connection therewith Dessauer & McIntyre shall not be liable to the Fund or its security holders for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this subsection (c), the term "Dessauer & McIntyre" shall include board members, officers and employees of Dessauer & McIntyre as well as the entity referred to as "Dessauer & McIntyre" itself.

         (d) Nothing in this Agreement shall prevent Dessauer & McIntyre or any affiliated person (as defined in the Act) of Dessauer & McIntyre from acting as investment adviser or manager for any other person, firm or corporation
(including other investment companies) and shall not in any way limit or restrict Dessauer & McIntyre or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Dessauer & McIntyre expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. Dessauer & McIntyre agrees that it will not deal with itself, or with the Trustees of the Fund or the Fund's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Act, and will comply with all other provisions of the Fund's Declaration of Trust and By-Laws and the then-current prospectus and statement of additional information applicable to the Fund relative to Dessauer & McIntyre and its board members and officers.

         (e) The Fund will supply Dessauer & McIntyre with certified copies of the following documents: (i) the Fund's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Fund's Board of Trustees and shareholders authorizing the appointment of Dessauer & McIntyre and approving this Agreement;
(iii) the Fund's Registration Statement, as filed with the Securities and Exchange Commission; and (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish Dessauer & McIntyre promptly with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission.

         (f) The Fund will supply, or cause its custodian bank to supply, to Dessauer & McIntyre such financial information as is necessary or desirable for the functions of Dessauer & McIntyre hereunder.

         III. Broker-Dealer Relationships.

         Dessauer & McIntyre is responsible for decisions to buy and sell securities for the portfolio of the Fund, broker-dealer selection and negotiation of its brokerage commission rates. Dessauer & McIntyre's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that many of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances, Dessauer & McIntyre may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, Dessauer & McIntyre will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, Dessauer & McIntyre shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to Dessauer & McIntyre an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Dessauer & McIntyre determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Dessauer & McIntyre's overall responsibilities with respect to the Fund. Dessauer & McIntyre is further authorized to allocate the orders placed by it on behalf of the Fund to an affiliated broker-dealer, if any, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist Dessauer & McIntyre in rendering services to other clients). Such allocation shall be in such amounts and proportions as Dessauer & McIntyre shall determine and Dessauer & McIntyre will report on said allocations regularly to the Board of Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

         IV. Allocation of Expenses.

         Dessauer & McIntyre agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. Dessauer & McIntyre agrees that it will supply to the Administrator of the Fund all necessary financial information in connection with the Administrator's duties under any agreement between the Administrator and the Fund on behalf of the Fund. All costs and expenses associated with any administrative functions delegated by Dessauer & McIntyre to the Administrator that are not pursuant to any agreement between the Administrator and the Fund or Dessauer & McIntyre and the Fund will be paid by Dessauer & McIntyre. All other costs and expenses not expressly assumed by Dessauer & McIntyre under this Agreement or by the Administrator under the Administration Agreement between it and the Fund on behalf of the Fund shall be paid by the Fund from the assets of the Fund, including, but not limited to (i) fees paid to Dessauer & McIntyre and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of the trustees other than those affiliated with Dessauer & McIntyre or the Administrator; (vi) legal, accounting and audit expenses; (vii) fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's trustees and shareholders; (xii) expenses connected with the execution, recording and settlement of portfolio securities transactions; (xiii) fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts;
(xiv) expenses of calculating net asset value of the shares of the Fund; (xv) industry membership fees allocable to the Fund; and (xvi) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and directors with respect thereto.

         V. Compensation of Dessauer & McIntyre.

         For the services to be rendered, the Fund shall pay to Dessauer & McIntyre from the assets of the Fund an investment advisory fee paid monthly at an annual rate equal to 0.75% of the Fund's average weekly net assets for the Fund's then-current fiscal year. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be pro rated in a manner consistent with the calculation of the fees as set forth above. Payment of Dessauer & McIntyre's compensation for the preceding month shall be made within five days after the end of that month.

         VI. Duration, Amendment and Termination.

         (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the trustees.

         (b) This Agreement may be amended only if such amendment is approved by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

         (c) This Agreement may be terminated by Dessauer & McIntyre at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving Dessauer & McIntyre sixty (60) days' written notice (which notice may be waived by Dessauer & McIntyre), provided that such termination by the Fund shall be approved by the vote of a majority of all the trustees in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act).

         VII. Board of Trustees' Meeting.

         The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to Dessauer & McIntyre and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as Dessauer & McIntyre may designate.

         VIII. Name.

         The Fund hereby acknowledges that any and all rights in or to the name "Dessauer" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Dessauer & McIntyre; that Dessauer & McIntyre may assign any or all of such rights to another party or parties without the consent of the Fund; and that Dessauer & McIntyre may permit other parties, including other investment companies, to use the word "Dessauer" in their names. If Dessauer & McIntyre, or its assignee as the case may be, ceases to serve as an adviser to the Fund, the Fund hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and the name of the Fund so as to delete the word "Dessauer".

         IX. Notices.

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

         X. Questions of Interpretation.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12. This Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                    THE DESSAUER GLOBAL EQUITY FUND


                                    By_______________________________
                                      Title:



                                    DESSAUER & MCINTYRE ASSET MANAGEMENT, INC.


                                    By_______________________________
                                      Title:

                         THE DESSAUER GLOBAL EQUITY FUND
                                      PROXY

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Dessauer Global Equity Fund (the "Fund") for use at an Annual Meeting of Shareholders to be held at the Marriott Copley Place, 110 Huntington Avenue, Boston, Massachusetts 02116 on June 27, 1998 at 10:00 a.m. Eastern time.

         The undersigned hereby appoints John P. Dessauer and Thomas P. McIntyre, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Annual Meeting, upon the following matters:

         Please mark box in blue or black ink.

ITEM 1. Vote on Proposal to approve an amended investment advisory agreement between the Fund and Dessauer & McIntyre Asset Management, Inc. to take effect as soon as practicable after approval by shareholders.

                     FOR             AGAINST           ABSTAIN
                     |_|               |_|               |_|

ITEM 2. Votes on Proposal to elect six trustees to serve as members of the Board of Trustees of the Fund. The nominees are: John P. Dessauer, Thomas P. McIntyre, Max A. Fischer, Ingrid R. Hendershot, Kevin Melich and J. Brooks Reece.

                                                       FOR ALL
                     FOR            WITHHOLD           EXCEPT
                     |_|               |_|               |_|

                                                     TO WITHHOLD  AUTHORITY TO
                                                     VOTE  FOR ANY  INDIVIDUAL
                                                     NOMINEE,  MARK  THE  "FOR
                                                     ALL  EXCEPT"   BOX,   AND
                                                     STRIKE A LINE THROUGH THE
                                                     NOMINEE'S   NAME  IN  THE
                                                     LIST ABOVE.


ITEM 3. Vote on Proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Fund.

                     FOR             AGAINST           ABSTAIN
                     |_|               |_|               |_|


--------------------------------------------------------------------------------


         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1, to elect the slate of six nominees to serve as members of the Board of Trustees of the Trust and to ratify the selection of Ernst & Young LLP as independent auditors of the Fund.

         Receipt of a Combined Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY

                                --------------------------------------------
                                Sign here exactly as name(s) appears hereon
                                --------------------------------------------

                                Dated:________________________________, 1998

                                IMPORTANT:  Joint  owners  must EACH sign.
                                When  signing as attorney,  executor,
                                administrator,  trustee,  guardian  or
                                corporate officer, please give your full title as such.